UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 16, 2002

AMERICREDIT CORP.
(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 302-7000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

The Registrant files herewith the exhibits listed in Item 7(c) below.

Item 7(c).    Exhibits

The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

99.1    Press Release
99.2    Press Release
99.3    Conference Call Script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP. (Registrant)

By:	/s/ PRESTON A. MILLER
Preston A. Miller Executive Vice President, Treasurer

Date:    September 17, 2002

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release

99.2	Press Release

99.3	Conference Call Script